                                                                  EXECUTION COPY






--------------------------------------------------------------------------------




                                  ACKNOWLEDGMENT OF
                           REDUCTION OF PURCHASE COMMITMENT
                                     AND CONSENT

                              dated as of June 30, 1997

                                     Relating to

                               NOTE PURCHASE AGREEMENT


                                        among


                    OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                      as Seller,


                                ARCADIA FINANCIAL LTD.
                          (formerly Olympic Financial Ltd.)
                     as Servicer and in its individual capacity,


                             DELAWARE FUNDING CORPORATION
                                    as Purchaser,


                                         and


                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
              as Administrative Agent for the benefit of the DFC Owners,



--------------------------------------------------------------------------------

          THIS ACKNOWLEDGMENT OF REDUCTION OF PURCHASE COMMITMENT dated as of June 30, 1997 (this "ACKNOWLEDGMENT") Relating to the Note Purchase Agreement dated as of December 28, 1995 and amended as of January 17, 1997 and May 30, 1997 (as amended and supplemented from time to time, the "NOTE PURCHASE AGREEMENT") by and among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), ARCADIA FINANCIAL LTD., (formerly Olympic Financial Ltd.) a Minnesota corporation, as Servicer and in its individual capacity ("OFL"), DELAWARE FUNDING CORPORATION (with its respective successors and assigns, the "PURCHASER"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. Morgan Delaware), as Administrative Agent, for the benefit of the DFC Owners (the "ADMINISTRATIVE AGENT"), is by and among the parties listed above. Capitalized terms used in this Acknowledgment and not otherwise defined shall have the meanings assigned to such terms in the Note Purchase Agreement.

                                       RECITALS

          WHEREAS, pursuant to Section 2.05(a) of the Note Purchase Agreement, the Seller may reduce the unused Purchase Commitment and such reduction will become effective upon the Seller's providing the Administrative Agent with written notice of such reduction thereto; and

          WHEREAS, the Purchaser and the Administrative Agent desire to acknowledge receipt of notice of the reduction of the amount of the Purchase Commitment.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Acknowledgment agree as follows:

          SECTION 1. DECREASE IN PURCHASE COMMITMENT. In accordance with the provisions of Section 2.05(a) of the Note Purchase Agreement, the Purchaser and the Administrative Agent acknowledge that this Acknowledgment constitutes notice of the reduction of the Purchase Commitment from $225,000,000 to $185,000,000.

          SECTION 2. NOTE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS SUPPLEMENTED. Except for the reduction in the Purchase Commitment, all of the terms and conditions of the Note Purchase Agreement shall remain in full force and effect. All references to the Note Purchase Agreement in any other document or instrument shall be deemed to mean the Note Purchase Agreement, as supplemented by this Acknowledgment.

          SECTION 3. EFFECTIVENESS. This Acknowledgment shall become effective as of June 30, 1997, upon receipt by the Administrative Agent of the following:
(a) executed counterparts of this Acknowledgment; (b) an executed copy of the Fifth Amendment Relating to the DFC Asset Purchase Agreement, dated as of the date hereof, evidencing the termination of the Purchase

Commitments of certain APA Purchasers and the reduction of the aggregate Maximum Purchase of remaining APA Purchasers; (c) an executed copy of the Acknowledgement of Reduction of Purchase Commitments Relating to Certificate Purchase Agreement among the Seller, OFL, the "Purchasers" named therein and Morgan Guaranty Trust Company of New York; and (d) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 4. PRIOR UNDERSTANDINGS. This Acknowledgment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 5. COUNTERPARTS. This Acknowledgment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 6. GOVERNING LAW. THIS ACKNOWLEDGMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Acknowledgment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST,
                                as Seller

                              By:  Wilmington Trust Company, not in its
                              individual capacity but solely as Owner Trustee


                              By:
                                 ---------------------------
                                 Name:
                                 Title:


                              ARCADIA FINANCIAL LTD.


                              By:
                                 ---------------------------
                                 Name:
                                 Title:  Treasurer


                              DELAWARE FUNDING CORPORATION,
                                as Purchaser

                              By:  Morgan Guaranty Trust
                                   Company of New York,
                                   as attorney-in-fact for
                                   Delaware Funding Corporation


                              By:
                                 ---------------------------
                                 Name:
                                 Title:


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK,
                                as Administrative Agent


                              By:
                                 ---------------------------
                                 Name:
                                 Title:


                                          3